Filed pursuant to Rule 497(e)

File Nos. 33-36528 and 811-6161

ALLIANZ FUNDS

Supplement Dated March 19, 2010

to the Prospectus for Institutional Class, Class P, Administrative Class

and Class D Shares of Allianz Funds

Dated November 1, 2009

Disclosure Related to Allianz NACM Emerging Markets Opportunities Fund

Effective as of the close of business on March 19, 2010, upon consummation of the merger of the Nicholas-Applegate Emerging Markets Fund, a series of Nicholas-Applegate Institutional Funds, into Allianz NACM Emerging Markets Opportunities Fund (the “Fund”), a series of Allianz Funds, Allianz Global Investors Fund Management LLC, the Trust’s Adviser, has agreed to observe, through March 31, 2011, a contractual waiver of a portion of its administrative fees paid by Institutional Class shares such that total annual fund operating expenses (excluding extraordinary expenses) do not exceed 1.29% of the Fund’s average daily net assets attributable to the Institutional Class shares.